UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, D.C.  20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

September 19, 2011

(Date of Report: Date of earliest event reported)

Piranha Ventures, Inc.

(Exact name of registrant as specified in its charter)

Nevada	000-21909	86-0779928
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer ID No.)

69-2, Jalan Taman Melaka Raya 25,

Taman Melaka Raya, 75000 Melaka, Malaysia.

 (Address of principal executive office)

Registrant's telephone number, including area code: +6 06-281 4534

Copy of Communications To:

Bernard & Yam, LLP

Attention: Bin Zhou, Esq.

401 Broadway Suite 1708

New York, NY 10013

Tel: 212-219-7783

Fax: 212-219-3604

(Name, Address and Telephone Number of Person

Authorized to Receive Notice and Communications on Behalf of Registrant)

Check the appropriate box below if the Form 8-K is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

        .. Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

        .. Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

        .. Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

        .. Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 1.01 Entry into a Material Definitive Agreement.

On September 19, 2011, Kip Eardley (“Seller”), who is a current shareholder of Piranha Ventures, Inc (“Company”) , entered into a Stock Purchase Agreement with Tan Lung Lai (“Purchaser”), a Malaysian resident and citizen, under which Seller sold  to Purchaser 991,951 shares of common stock of the Company which represented 78.10% of total issued and outstanding common stock of the Company, for a total price of $ 380,000.00 (“Total Purchase Price”). At closing of the stock purchase agreement, Seller paid $ 80,000 in closing costs and fees and paid $ 16,763.50 to pay off various liabilities and obligations of Company. Net proceeds retained by Seller were $ 283,236.50

Item 3.02 Unregistered Sales of Equity Securities.

As described under Item 1.01 of this current report, on September 19, 2011, under a Stock Purchase Agreement, Kip Eardley sold 991,951 shares of common stock of the Company to Tan Lung Lai. The stock that Kip Eardley sold to Tan Lung Lai are restricted stock that have not been registered with the Securities and Exchange Commission.

Item 5.01 Changes in Control of Registrant.

As described under Item 1.01 of this current report, on September 19, 2011, under a Stock Purchase Agreement, Kip Eardley sold 991,951 shares of common stock of the Company to Tan Lung Lai, which represented 78.10% of total issued and outstanding common stock of the Company. As result of this stock purchase transaction, Tan Lung Lai becomes the controlling shareholder of the Company.

Item 5.02 Departure of Directors or Certain Officers; Election of Directors; Appointment of Certain Officers; Compensatory Arrangements of Certain Officers.

As described under Item 1.01 of this current report, on September 19, 2011, Kip Eardley entered into a Stock Purchase Agreement with Tan Lung Lai and sold 991,951 shares of common stock of the Company to Tan Lung Lai, which represented 78.10% of total issued and outstanding common stock of the Company. In connection with this stock purchase transaction, on September 19, 2011, Kip Eardley resigned as Chief Executive Officer and Chief Financial Officer, effective immediately, and also resigned as the Director, President, Treasurer and Secretary of the Board of Directors of the Company, effective on the 10th day after an Information Statement (the “Information Statement”) has been filed and distributed to Company’s stockholders in accordance with the requirements of Section 14(f) of the Securities Exchange Act of 1934 and Rule 14f-1 under that Act in order to effect a change in majority control of the Company's Board of Directors.

On September 19, 2011, Tan Lung Lai was appointed as the Chief Executive Officer and Chief Financial Officer of the Company, effective immediately, and was also appointed as the Director, President, and Treasurer of the Board, effective on the 10th day after an Information Statement (the “Information Statement”) has been filed and distributed to Company’s stockholders in accordance with the requirements of Section 14(f) of the Securities Exchange Act of 1934 and Rule 14f-1 under that Act in order to effect a change in majority control of the Company's Board of Directors.

On September 19, 2011, Chew Chong Weng was appointed as the Director and the Secretary of the Board of the Company, effective on the 10th day after an Information Statement (the “Information Statement”) has been filed and distributed to Company’s stockholders in accordance with the requirements of Section 14(f) of the Securities Exchange Act of 1934 and Rule 14f-1 under that Act in order to effect a change in majority control of the Company's Board of Directors.

Mr. Tan Lung Lai, Malaysian, aged 35 is an Executive Director of Estancia Holding Sdn Bhd. He was appointed to the Board and as Chief Executive Office, Chief Financial Officer, Director, President, Treasurer on 2011. He is responsible for managing the financial risks and financial planning of company. Mr. Tan has qualified competencies in overseeing the total management business complemented with expertise in identifYing, pursuing and developing new projects and market positioning. He has proven consistency enhancing the competitiveness and the sustainable value of business. He is young dynamic entrepreneur with tenacity, business acumen and entrepreneurial leadership, he had started his business since the young age. With his more than 10 years experience he has successfully steered export and import on electronic components and computer hardware such as RAM , IC chip etc led in international trading business. He has sharp commitment to tum vision into realization to establish the business empire. He has involved to diversifY business into hospitality industry at Genesis Jewel Hotel in Melaka, a vibrant tourist destination from local and overseas. To further expansion he has also dare to face business challenges in gold mining industry acquired a land with rich mineral reservoir from Dataran Mineral Sdn Bhd in Kelantan .

Mr. Chew Chong Weng, Malaysian, aged 37 is a Director of Estancia Holding Sdn Bhd. He was appointed to the Board and as Director, Secretary on 20 II. He is responsible for the identification and penetration of the potential market opportunity for emerging the group in both local and global markets. He started his career with a lubricant company in Singapore as Sales Manager in 200 I. He has sharpened his sale and marketing competencies through years experience in business practiced. He has successfully established Eternal Victory Sdn Bhd in 2008. It is his owned new ICT business especially leading wireless alarm networking system with aim to respond market changing. In the same year he had also set up Genesis Growth Sdn Bhd as new innovation business in RO water vending machine in Melaka and later known to become the market leader at the moment. Recently he joined Estancia Holding Sdn Bhd as an aggressively decision to catch business opportunity and penetrate into hospitality and gold mining industry. He is also a Director of several other companies within corporate organization.

Item 9.01 Financial Statements and Exhibits.

(c)           Exhibits.

The exhibits listed in the following Exhibit Index are filed as part of this Current Report.

Exhibit No.	Description
10.1	Stock Purchase Agreement

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, as amended, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunder duly authorized.

Piranha Ventures, Inc.

By:

/s/ Tan Lung Lai

Tan Lung Lai

CEO, CFO

Date:

September 19, 2011